EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of GOLD STANDARD MINING CORP.. (the “Company”) on Form 10-Q for the period ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pantelis Zachos, the Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-Q for the period ending September 30, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q/A for the period ending September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2009	/s/ Pantelis Zachos Pantelis Zachos Chief Executive Officer and Director